Exhibit 10.28

JOINDER AGREEMENT AND AMENDMENT TO SUBORDINATION AND

INTERCREDITOR AGREEMENT

This JOINDER AGREEMENT AND AMENDMENT TO SUBORDINATION AND INTERCREDITOR AGREEMENT dated as of December 22, 2020 (this "Agreement"), is executed by FLEX LEASING POWER AND SERVICE ULC, an Alberta unlimited liability corporation (the "New Subsidiary"), in favor of TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, in its capacity as Agent ("Agent"), and acknowledged and accepted by Agent, the existing Loan Parties and the Subordinated Lenders, as defined in and pursuant to, that certain Subordination and Intercreditor Agreement dated as of February 8, 2019 (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement"), among Agent, the Subordinated Lenders from time to time party thereto, FlexEnergy Power Solutions, LLC, a Delaware limited liability company, as Parent, Flex Leasing Power & Service LLC, a Delaware limited liability company, as Company, and each of the other Loan Parties from time to time party thereto. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Intercreditor Agreement.

Section 1. Amendment to Intercreditor Agreement.

Section 1 of the Intercreditor Agreement is hereby amended by amending and replacing the definition of "Loan Parties" in its entirety to read as follows:

"Loan Parties" shall mean the Company and each Subsidiary of the Company that is now or hereafter becomes a party to any Senior Debt Document. All references in this Agreement to any Loan Party shall include such Loan Party as a debtor-in-possession and any receiver or trustee for such Loan Party in any Proceeding.

Section 2. Joinder to Intercreditor Agreement.

(a)          The New Subsidiary, for the benefit of Agent, hereby agrees as follows: The New Subsidiary hereby acknowledges the Intercreditor Agreement and acknowledges, agrees and confirms that, by its execution of this Agreement, the New Subsidiary will be deemed to be a "Loan Party" under the Intercreditor Agreement and shall have all of the obligations of a Loan Party thereunder as if it had executed the Intercreditor Agreement. The New Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Intercreditor Agreement.

(b)          The address of the New Subsidiary for purposes of Section 13 of the Intercreditor Agreement is as follows:

6400 S. Fiddlers Green Circle, Suite 900,

Greenwood Village, CO 80111

Attention:     Doug Baltzer

Fax:               (303) 694-0344

E-Mail:          doug.baltzer@flexleasingpower.com

Section 3. Miscellaneous.

(a)          Continuing Effect. Except as specifically provided herein, each party hereto confirms and agrees that the Intercreditor Agreement shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed in all respects.

(b)          Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE NEW SUBSIDIARY HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

(c)         Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(d)         Counterparts. This Agreement may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by fax or other electronic transmission shall be equally effective as delivery of a manually executed counterpart.

(e)           Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

(f)            Binding Effect; Assignment. This Agreement shall be binding upon and inure to the benefit of the Agent, the Senior Secured Parties and the Subordinated Lenders and their respective successors and assigns.

(g)          Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any prior agreements, written or oral, with respect thereto.

[Signature Pages Follow]

[Signature Page to Joinder and Amendment to Subordination and Intercreditor Agreement]

IN WITNESS WHEREOF, the New Subsidiary has caused this Agreement to be duly executed by its authorized officer, as of the day and year first above written.

FLEX LEASING POWER AND SERVICE ULC, an Alberta unlimited liability company

By:
Name:
Title:

[Signature Page to Joinder and Amendment to Subordination and Intercreditor Agreement]

ACKNOWLEDGED AND AGREED TO BY:

SUBORDINATED LENDERS:

RNS FLEX, LLC

By: RNS Management, LLC, its Manager

By:

Name:
Title:

ENERGY SPECIAL SITUATIONS FUND II, L.P.,

By: Energy Special Situations Fund Management II, LLC, its general partner

By:

Name:
Title:

ESS PARTICIPATION FUND II, L.P.,

By: Energy Special Situations Fund Management II, LLC, its general partner

By:

Name:
Title:

TRF PLATFORM HOLDINGS, LLC

By: Intervale Capital Fund III, L.P., its manager
By: Intervale Capital GP III, L.P., its general partner
By: Intervale Capital Associates III LLC, its general partner

By:

Name:
Title:

[Signature Page to Joinder and Amendment to Subordination and Intercreditor Agreement]

PARENT:

FLEXENERGY POWER SOLUTIONS, LLC,
a Delaware limited liability company

By
Name:	Wes Kimmel
Title:	Chief Financial Officer

LOAN PARTIES:

FLEX LEASING POWER & SERVICE LLC,
a Delaware limited liability company

By
Name:	Darin Romine
Title:	Vice President–Finance

FLEX POWER CO.,
a Delaware corporation

By
Name:	Darin Romine
Title:	Vice President–Finance

[Signature Page to Joinder and Amendment to Subordination and Intercreditor Agreement]

AGENT:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, as Agent

By:
Name:
Title:

[Signature Page to Joinder and Amendment to Subordination and Intercreditor Agreement]